THIOKOL CORPORATION
                   KEY EXECUTIVE LONG-TERM INCENTIVE PLAN

                          AS AMENDED AND RESTATED
                          EFFECTIVE JUNE 16, 1997

                             TABLE OF CONTENTS

SECTION                                                                 PAGE
-------                                                                 ----

 1 -     PURPOSE OF PLAN                                                  1
 2 -     DEFINITIONS                                                      2
 3 -     ELIGIBILITY FOR PARTICIPATION                                    9
 4 -     TARGET INCENTIVE AWARD                                           9
 5 -     SETTING THE BONUS OPPORTUNITIES AND
         PERFORMANCE GOALS                                               10
 6 -     CALCULATION OF THE VALUE OF THE ACTUAL INCENTIVE
         AWARD EARNED BY PARTICIPANTS                                    10
 7 -     SPECIAL PARTICIPANTS  AND GRANDFATHER PARTICIPANTS              14
 8 -     COMPENSATION NATURE OF THE TARGET INCENTIVE
         AWARD AND ACTUAL INCENTIVE AWARD                                14
 9 -     METHOD OF PAYMENT OF THE ACTUAL INCENTIVE AWARD                 15
10 -     COMMON STOCK AWARD UNDER THE PLAN                               15
11 -     TAX WITHHOLDING FROM THE CASH AWARD AND
         COMMON STOCK                                                    17
12 -     TERMINATION OF EMPLOYMENT, CROSS TRANSFER, PROMOTION
         AND DEMOTION                                                    18
13 -     DEFERRAL OF ACTUAL INCENTIVE AWARDS                             20
14 -     CHANGE IN CONTROL                                               20
15 -     ADMINISTRATION AND MODIFICATION OF THE PLAN                     24
16 -     AMENDMENT OR TERMINATION OF PLAN AND DURATION
         OF PLAN                                                         25
17 -     PLAN NOT A CONTRACT OF EMPLOYMENT                               26
18 -     NON-ASSIGNABILITY OF RIGHTS                                     26

                            THIOKOL CORPORATION
                            -------------------
                   KEY EXECUTIVE LONG-TERM INCENTIVE PLAN
                   --------------------------------------

SECTION 1 - PURPOSE OF PLAN
---------------------------

The Thiokol Corporation Key Executive Long-Term Incentive Plan is principally designed to provide long-term compensation incentives for selected key executive officers and employees of Thiokol Corporation and its subsidiaries who have substantial control and responsibility for the overall profitability, rate of return and growth of the Corporation. The Plan was adopted by the Board of Directors June 18, 1992 and was amended and restated June 16, 1997. The plan provides for bonus awards in the form of cash and/or grants of the Corporation's stock with the following objectives:

     (i) Create incentives for executive actions which enhance long-term shareholder value;

     (ii) Promote executive decisions compatible with longer-term strategic and performance goals;

     (iii) Provide executive compensation at levels sufficient to attract and retain highly qualified senior executives; and

     (iv)      Encourage  ownership  by  executives  of  the  Corporation's
               Common Stock.

SECTION 2 - DEFINITIONS
-----------------------

2.0 As used herein, the terms below shall have the following meanings. Any of these terms, unless the context otherwise requires, may be used in the singular or plural depending upon the reference.

2.1 "Accounts Payable" means the accounts payable net of reserves shown on the books of the Division.

2.2 "Accrued Liabilities" means the accrued liabilities net of reserves shown on the books of the Division.

2.3 "Actual Incentive Award" means the actual bonus award earned (50% Cash and 50% in shares of the Company's Common Stock) by a Participant as long-term incentive compensation for each Plan in which a Participant participants calculated in the manner described in Section 6 hereof.

2.4 "Actual Performance Results" means the actual Earnings Per Share and Return on Total Capital results achieved by the Corporation during each year of the Performance Period and the actual Growth in Net Pre-Tax Profit and Return on Total Investment achieved by each Division during each year of the Performance Period.

2.5 "Base Annual Salary" means the Participant's base annualized salary for the Participant's Salary Grade in effect on each respective July 1, and shall not include any pending salary increases or future salary increases during a Plan's Performance Period.

2.6       "Board  of  Directors"  means  the  Board  of  Directors  of  the
          Corporation  as  constituted   from  time  to  time.

2.7 "Bonus Opportunity" means the Threshold Bonus Opportunity, Target Bonus Opportunity and Maximum Bonus Opportunity set by the Committee in relationship to the Performance Goals for each year of the Performance Period.

2.8 "Committee" means the Compensation Committee of the Board of Directors charged with administering the Plan. The Compensation Committee shall be comprised of two (2) or more disinterested directors of the Corporation, as required by Rule 16b-3(c)(1), under Section 16 of the Securities Exchange Act of 1934, appointed from time to time by the Board of Directors, who are not, and were not at any time within one (1) year prior to appointment, eligible for selection as Participants in the Plan or any other program or plan of the Corporation or any of its affiliates providing for the allocation or granting thereunder of stock, stock options or stock appreciation rights.

2.9 "Chairman" means the Chairman of the Board of Directors of the Corporation.

2.10 "Common Stock" means the $1.00 par value common stock of the Corporation.

2.11 "Consolidated Balance Sheet" means the balance sheet of the Corporation and its subsidiaries prepared on a consolidated basis in accordance with generally accepted accounting practices.

2.12 "Consolidated Income Statement" means the income statement of the Corporation and its subsidiaries prepared on a consolidated basis in accordance with generally accepted accounting practices.

2.13 "Corporate After-Tax Net Income" means the consolidated after-tax net income set forth on the Corporation's Consolidated Balance Sheet for each year of the Performance Period.

2.14 "Corporation" or "Company" means Thiokol Corporation and its subsidiaries.

2.15 "Corporation Performance Goals" means the performance goals set by the Committee for Group A Participants and are comprised of two components: (i) Earnings Per Share ("EPS") and (ii) Return on Total Capital ("ROTC") each weighted fifty percent (50%) with respect to each such goal's relative importance.

2.16 "Debt" means all debt including short-term, long-term, and capitalized lease obligations shown on the Corporation's Consolidated Balance Sheet for each year of the Performance Period.

2.17 "Division" means a distinct measurable, profit center of the Corporation or any subsidiary, division, or a branch, domestic or foreign, of the Corporation designated by the Committee as a division for the purposes of the Plan and may include the consolidation of other business units.

2.18 "Division Net Pre-Tax Profit" means the net pre-tax profit of the Division net of all year-end adjustments as reflected in the Consolidated Income Statement of the Corporation for each year of the Performance Period.

2.19 "Division Performance Goals" means the performance goals set by the Committee for Group B Participants and are comprised of two components: (i) Growth in Net Pre-Tax Profit ("GNP") and (ii) Return on Total Investment ("ROTI") each weighted fifty percent (50%) with respect to each such goal's relative importance.

2.20 "Earnings Per Share" means the earnings per share shown on the Corporation's Consolidated Statement of Income for each year during the Performance Period.

2.21 "Group A Participant" means those persons designated by the Committee as Group A Participants.

2.22 "Group B Participant" means those persons designated by the Committee as Group B Participants.

2.23      "Growth  in Net  Pre-Tax  Profit"  ("GNP")  means  the  growth in
          Division Net Pre- Tax Profit measured from the base year beginning on June 30 of the fiscal year preceding the beginning of each Performance Period and ending June 30 of each Performance Period as set forth on Exhibit B for Group B Participants.

2.24 "Interest Expense" means the interest expense shown on the Corporation's Consolidated Statement of Income for each year of the Performance Period.

2.25 "Market Value" means the average of the high and low price of the Common Stock as reported on the New York Stock Exchange composite tape on the day such Market Value is to be determined, or if no sales were reported that day, then on the next preceding day on which there were reports of sales of Common Stock on such Exchange.

2.26 "Maximum Bonus Opportunity" means the maximum Actual Incentive Award that may be earned by a Participant based upon achievement of the maximum EPS and ROTC performance goals set forth on Exhibit A for Group A Participants and the maximum GNP and ROTI Performance Goals set forth on Exhibit B of Group B Participants.

2.27 "Participant" means persons, selected by the Committee for participation in this Plan, as either a Group A Participant, Group B Participant, or a Special Participant, and who has agreed to participate in this Plan as provided in Section 3, hereof.

2.28 "Performance Goals" means the Corporation Performance Goals and the Division Performance Goals set by the Committee as the respective performance goals to be achieved for each year of the Performance Period.

2.29 "Performance Period" means the three-year period for each of the Plans established hereunder, unless sooner terminated pursuant to the provisions hereof.

2.30 "Plan" or "Plans" means respectively the Thiokol Corporation Key Executive Long-Term Plan and any or all of the three-year Key Executive Long-Term Plans established by the Committee hereunder. The first Plan shall be for the period July 1, 1997 through June 30, 2000.

2.31 "Return on Total Capital" ("ROTC") means the ratio the numerator of which is the Corporate Net Income multiplied by one minus the Tax Rate plus Interest Expense multiplied by one minus the Tax Rate and the denominator of which is Stockholder Equity plus all Debt. ROTC is expressed by the following formula:

ROTC =(Corporate Net Income)(1 - Tax Rate)+(Interest Expense)(1 - Tax Rate)
---------------------------------------------------------------------------
                         Stockholder Equity + Debt

2.32 "Return on Total Investment" ("ROTI") means the ratio the numerator of which is the Division Net Pre-Tax Profit and the denominator of which is Total Division Assets minus Accounts Payable and Accrued Liabilities, net of adjustments included in the Consolidated Balance Sheet of the Corporation for each year of the Performance Period. ROTI is expressed by the following formula:

         ROTI =
                           Division Net Pre-Tax Profit
                     ------------------------------------------------------
           Total Division Assets - (Accounts Payable + Accrued Liabilities)

2.33 "Salary Grade" means the salary classification to which a Participant is assigned by the Committee.

2.34 "Special Participant" means an individual designated by the Committee as a special participant to receive a bonus opportunity on such terms and conditions as the Committee determines pursuant to Section 7.

2.35 "Stockholders Equity" means the Stockholders Equity shown on the Corporation's Consolidated Balance Sheet for each year of the Performance Period.

2.36 "Subsidiary" means a corporation, both domestic and foreign, at least eighty-five percent (85%) of the outstanding voting stock of which is owned, directly or indirectly, by the Corporation or subsidiary of the Corporation.

2.37 "Target" means the percentage determined by the Participant's Salary Grade, as set forth in Table 1 in Section 4 hereof, on which the Target Incentive Award is calculated.

2.38 "Target Bonus Opportunity" means the Actual Incentive Award that may be earned by a Participant based on achievement of target EPS and ROTC performance goals set forth on Exhibit A for Group A Participants and the Target GNP and ROTI performance goals set forth on Exhibit B for Group

          B Participants.

2.39 "Target Incentive Award" means the value (denominated 50% in Cash and 50% in shares of the Company Common Stock) of the long-term incentive compensation bonus opportunity awarded to each Participant at the beginning of each Performance Period based upon the Participant's Base Annual Salary, Salary Grade and corresponding Target at the beginning of the Performance Period. The number of shares of Company Common Stock shall be determined by dividing 50% of the dollar value of the Target Incentive Award by the Market Value of the Company's Common Stock on the date of the beginning of the Performance Period.

2.40 "Tax Rate" means the effective tax rate as set forth in the Notes to the Consolidated Financial Statements of the Corporation for each year of the Performance Period and if not in such Notes, as declared by the Committee.

2.41 "Threshold Bonus Opportunity" means the minimum Actual Incentive Award that may be earned by a Participant based on achievement of the minimum EPS and ROTC performance goals set forth on Exhibit A for Group A Participants and the minimum GNP and ROTI Performance Goals set forth on Exhibit B for Group B Participants.

2.42 "Total Division Assets" means the total assets of the Division or Subsidiary included in the Consolidated Balance Sheet of the Corporation for each year of the Performance Period.

SECTION 3 - ELIGIBILITY FOR PARTICIPATION
-----------------------------------------

To be eligible for participation in the Plan, a person must be designated either a Group A Participant, Group B Participant, or a Special Participant by the Committee or the Chairman, as the case may be, and agree in writing to be a participant in the Plan bound by the terms and conditions hereof by executing a participant acknowledgment. Special Participants shall participate upon such terms and conditions as the Committee may designate.

SECTION 4 - TARGET INCENTIVE AWARD
----------------------------------

The Target Incentive Award for each Participant set at the beginning of each Performance Period for each Plan shall be based on the Salary Grade and Target expressed as a percent set forth in Table 1:


===========================================================================

                                  TABLE 1
                           TARGET INCENTIVE AWARD

===========================================================================
          SALARY                                                   TARGET
          GRADE                                                   (PERCENT)

            7                                                        100%
---------------------------------------------------------------------------

            6                                                         95%
---------------------------------------------------------------------------

            5                                                         85%
---------------------------------------------------------------------------

            4                                                         75%
---------------------------------------------------------------------------

            3                                                         65%
===========================================================================


For each Plan, the dollar amount of the Target Incentive Award (denominated as 50% in Cash and 50% in shares of Company Common Stock) shall equal the amount of the Participant's Base Annual Salary multiplied by the corresponding Target, expressed as a percent set forth opposite the Participant's Salary Grade shown in Table 1. For each Plan, the amount of the Target Incentive Award for Group A

Participants shall be set forth on Exhibit A and for Group B Participants set forth on Exhibit B. In its discretion, the Committee or the Chairman, as the case may be, may adjust a Participants' Target Incentive Award in a range of plus or minus twenty percent (20%). The Target Incentive Award is calculated by the following formula:

           Target Incentive Award = Base Salary X Target1


SECTION 5 - SETTING THE BONUS OPPORTUNITIES AND PERFORMANCE
-----------------------------------------------------------
GOALS
-----

At the beginning of the Performance Period for each Plan, the Committee shall set the Performance Goals and the Bonus Opportunity for each year of the Performance Period consisting of the Threshold Bonus Opportunity, Target Bonus Opportunity and Maximum Bonus Opportunity that must be achieved by the Actual Performance Results when measured against the Performance Goals in order for an Actual Incentive Award to be earned by a Participant. The Performance Goals and Bonus Opportunities shall be set forth on Exhibit A for Group A Participants and Exhibit B for Group B Participants. Actual Performance Results shall be recorded on Exhibit A and Exhibit B for each year of the Performance Period.

SECTION 6 - CALCULATION OF THE VALUE OF THE ACTUAL INCENTIVE AWARD
------------------------------------------------------------------
EARNED BY PARTICIPANTS
----------------------

The Actual Incentive Award that may be earned by a Participant is expressed as an percentage of the Target Incentive Award. If the Actual Performance Results achieved by either the Corporation for Group A Participants or a Division for Group B Participants meet the Performance Goals set for the Bonus Opportunity an Actual Incentive Award may be earned.


--------------------------------
(1)Target expressed as a percent based on Participant's Salary Grade -Table 1

The measurement of the Actual Performance Results achieved against the Performance Goals is expressed as a percent of the Target Incentive Award that may be earned as an Actual Incentive Award for each Bonus Opportunity set forth in Table 2.

===========================================================================

                                  TABLE 2
                             BONUS OPPORTUNITY
===========================================================================

Actual Performance Achieved             Percent of Target Incentive Award
measured against Performance            which may be earned as an Actual
                                        Incentive Award
===========================================================================
Below Threshold Bonus
Opportunity                                             0%

---------------------------------------------------------------------------

Threshold Bonus Opportunity                            25%

---------------------------------------------------------------------------

Target Bonus Opportunity                              100%

---------------------------------------------------------------------------

Maximum Bonus Opportunity                             200%


---------------------------------------------------------------------------
For Actual Performance Results between the threshold and maximum bonus opportunity, linear interpolation, as set forth in Exhibit C, will be used to compute the Actual Incentive Award.

===========================================================================


The value of the Actual Incentive Award earned by Group A and Group B Participants is determined by the following formula:

                            GROUP A PARTICIPANTS
                            --------------------

                         Earnings Per Share ("EPS")
                         --------------------------

Line A
                                   Percent of Target Incentive
Target Incentive Award  X 50% X    Award which may be earned  =       $ Award
                                   as an Actual Incentive Award
                                   from Table 2(2)


                                    Plus
                                    ----

                      Return on Total Capital ("ROTC")
                      --------------------------------

Line B

                                    Percent of Target Incentive
Target Incentive Award X 50% X      Award which may be earned  =       $ Award
                                    as an Actual Incentive Award
                                    from Table 2(3)


                                   EQUALS                        -------------
                                   ------
Total Value of the Actual Incentive Award Earned (Line A + Line B) =   $ Award


The value of the Actual Incentive Award that is paid pursuant to Section 9 hereof shall consist of 50% cash and 50% in shares of the Company's Common Stock. The number of shares of Company Common Stock shall be determined by dividing 50% of the dollar value of the Actual Incentive Award by the Market Value of the Company's Common Stock on the date of the beginning of the Performance Period.

_____________________________________________


(2) Actual EPS performance results measured against the Threshold, Target and Maximum Bonus opportunity.

(3) Actual ROTC perfromance results measured against the Threshold, Target and Maximum Bonus opportunity.

GROUP B PARTICIPANTS
--------------------

                          Growth in Net Pre-Tax Profits ("GNP")
                          -------------------------------------
Line A

                                    Percent of Target Incentive
Target Incentive Award  X  50%  X   Award which may be earned      =   $ Award
                                    as an Actual Incentive Award
                                    from Table 2(4)

                                         Plus
                                         ----

                             Return on Total Investment ("ROTI")
                             -----------------------------------

Line B

                                    Percent of Target Incentive
Target Incentive Award X 50%   X    Award which may be earned      =   $ Award
                                    as an Actual Incentive Award
                                    from Table 2(5)



                                         EQUALS              _________________
                                         ------

Total Value of the Actual Incentive Award Earned (Line A + Line B) =   $ Award

The value of the actual Incentive Award that is paid pursuant to Section 9 hereof shall consist of 50% cash and 50% in shares of the Company's Common Stock. The number of shares of Company Common Stock shall be determined by dividing 50% of the dollar value of the Actual Incentive Award by the Market Value of the Company's Common Stock on the date of the beginning of the Performance Period.

_______________________________________

(4) Actual GNP perfromance results measured against the Threshold, Target and Maximum Bonus opportunity.

(5) Actual ROTI performance results measured against the Threshold, Target and Maximum Bonux opportunity.

The maximum Actual Incentive Award earned by a Participant in the Plan shall not exceed two-hundred percent (200%) of the Participants' Target Incentive Award. If the threshold Bonus Opportunity is not achieved by Actual Performance Results then no Actual Incentive Award shall be paid for such component of the Performance Goal not achieved.

SECTION 7 - SPECIAL PARTICIPANTS AND GRANDFATHER PARTICIPANTS
-------------------------------------------------------------

The Committee may designate Special Participants for Plan participation on terms and conditions as may be determined from time to time by the Committee. Such individuals designated as Special Participants shall be Participants upon agreeing in writing to the terms and conditions set by the Committee for such participation. The Actual Incentive Award shall be calculated based on the terms and conditions of participation set by the Committee.

The Committee may designate certain participants as Special Participants under this Plan who shall participate on the terms and conditions of the Plan in effect on the date prior to the Plan's June 16, 1997 Amendment and Restatement ("Grandfather Participants"). Such Grandfather Participants shall participate on the terms of the Plan effective June 18, 1992. The terms and conditions for such Grandfather Participants are incorporated herein by reference.

SECTION 8 - COMPENSATION NATURE OF THE TARGET INCENTIVE AWARD
-------------------------------------------------------------
AND ACTUAL INCENTIVE AWARD
--------------------------

The Target Incentive Award granted to a Participant at the beginning of each Plan, as long-term incentive compensation, is contingent compensation. It is only payable to the Participant at the end of the Performance Period for each Plan in the amount of the Actual Incentive Award if it is earned.

No Actual Incentive Award is payable under this Plan for a Participant terminated for Cause. For the purpose of this Plan forfeiture, "Cause" means (i) a material breach by the Participant of his job duties and obligations (other than as the result of an incapacity due to physical or mental illness) which is demonstrably willful and deliberate on the Participant's part, which is committed in bad faith or without reasonable belief that such breach is the best interests of the Corporation and which is not remedied in a reasonable period of time after receipt of notice from the Corporation or (ii) the conviction of the Participant of a felony involving moral turpitude.

SECTION 9 - METHOD OF PAYMENT OF THE ACTUAL INCENTIVE AWARD
-----------------------------------------------------------

At the end of the Plan Period, the Actual Incentive Award earned by a Participant shall be paid in two parts: (i) cash and (ii) shares of Company Common Stock.

Cash Award:

The amount of the Cash Award shall be determined before adjustment for tax withholding by multiplying the total value of the Actual Incentive Award Earned by 50%.

Common Stock Award:

The number of shares of Company Common Stock comprising the stock award shall be determined by dividing 50% of the value of the Actual Incentive Award earned by the Market Value of the Company's Common Stock on the date of the beginning of the Performance Period.

SECTION 10 - COMMON STOCK AWARD UNDER THE PLAN
----------------------------------------------

The Common Stock awarded to Participants under the Plan shall be made from the

Common Stock authorized under the Corporation's 1989 and 1996 Stock Awards Plans ("Stock Awards Plan") as amended from time to time and the terms, conditions and restrictions thereunder. The shares of the Common Stock shall be contingently awarded to Participants at the beginning of each Plan Period. Such contingency shall lapse when the Actual Incentive Award is earned at the end of each Performance Period. Participants shall bear the risk of loss and recognize any gain or loss of Market Value of the Company Common Stock during the contingency period. Participants by participating in this Plan waive and shall have no claim against the Company and the Company shall have no liability or obligation to Participants with respect to changing Market Value of the Company's Common Stock including without limitation any loss in market value caused by delay in delivery of Common Stock or loss sustained by nontransferability or other restriction on transferability imposed by the Company under this Plan, the Stock Awards Plan or federal or state securities laws. The Company reserves the right to hold the Common Stock awarded for the benefit of the Participant for a period of six months and one day from the end of the Performance Period for each Plan before delivery of the certificates of the Common Stock to Participants. Participants in whose name such Common Stock shall be registered during the restriction period shall be entitled to vote such shares, to receive such cash and other distributions declared payable to stockholders of record during the restriction period. The Company reserves the right to place such restrictive legends on the shares of Common Stock issued to Participants as the Company deems necessary for compliance with Federal and State Securities laws. No Participant shall sell or otherwise transfer, assign, pledge, hypothecate, encumber, sell short or otherwise dispose of such shares of Common Stock during such restriction period.

Within thirty (30) days of the lapse of the restriction period the Corporation will deliver the certificate of Common Stock to Participants conditioned upon the Corporation's receipt of a written undertaking by the Participant with respect to compliance with the federal and state securities laws. Such Common Stock shall be subject to the requirements and the limitations on distribution imposed by the Requirements of the

Securities Act of 1933, Rule 16(b) of the Securities and Exchange Act of 1934 and the exemption from registration requirements under Rule 144 of the Securities and Exchange Commission. The delivery of such Common Stock to Participants under the terms of this Plan shall not in any manner obligate the Corporation to file any registration statement with the Securities and Exchange Commission or require the Corporation to supplement or amend any registration statement which the Corporation may have on file with the Securities and Exchange Commission. The Committee may suspend delivery of any certificates of Common Stock to Participants, so long as the Committee determines that securities exchange listings or registrations or qualifications under any Securities Law is required in connection therewith and has not been completed on terms acceptable to the Committee.

The number of shares of Common Stock contingently granted under the Plan shall be adjusted to reflect any stock split, stock dividend or any other changes in the Company's Common Stock during the Performance Period. No dividend will be paid on the Common Stock until the first record date that such Common Stock is registered in the name of the Participant on the stock book of the Company.

SECTION 11 - TAX WITHHOLDING FROM THE CASH AWARD AND COMMON STOCK
-----------------------------------------------------------------

From the cash portion of the Actual Incentive Award payment, the Corporation shall withhold all applicable federal, state, and local income tax and other amounts required by law ("withholding obligations") to be withheld based on the total value of the Actual Incentive Award payable to a Participant. The net proceeds of the cash payment portion of the Actual Incentive Award shall be payable within sixty (60) days subsequent to the end of the Performance Period of each Plan.

In the event that the cash portion of the Actual Incentive Award is not sufficient to satisfy the withholding obligation, shares of Common Stock may be used to satisfy such withholding obligation in a manner prescribed by the Committee. At the Participant's election, to the extent permitted by the Federal and State Income Tax laws, such withholding obligation may be satisfied by a Participant making payment to the Company before the date such withholding obligation is due for deposit by the Company with Federal and State tax authorities and before the Company transfers the Common Stock to the Participant.

SECTION 12 - TERMINATION OF EMPLOYMENT, CROSS TRANSFER,
-------------------------------------------------------
PROMOTION AND DEMOTION
----------------------

12.1 In the event a Participant terminates employment either voluntarily or involuntarily other than by retirement under the terms of the Corporation's retirement program, death or permanent disability prior to the end of the Performance Period for each such Plan in which the Participant is participating, the Participant shall receive no Actual Incentive Award.

12.2 In the event the Participant terminates employment due to death, permanent disability or retirement either an early, normal or late retirement under the terms of the Corporation's retirement program, the Participant shall be eligible to receive a pro rata award for each Plan in which the Participant is participating at the date of such termination, based on the number of years and fractional years, computed to the nearest one-twelfth of a year, completed in each such Plan bears to the years remaining to be completed in each such Plan. Such pro rata amount of the Actual Incentive Award for each such Plan shall be paid following the end of the Plan Period in the manner described in Section 9,
          Section 10, and Section 11. For the purposes of this Plan, a Participant shall be considered permanently disabled on the date that such Participant qualifies for long-term disability payments under the Corporation's long-term disability program.

12.3 In the event a Participant is cross-transferred to another Division or to another position within the Corporation at the same Salary Grade, the Participant will continue participating in each Plan in which participating on the effective date of such cross-transfer and the Participant shall become an active Participant in the Plan for the Division or the location within the Corporation to which the Participant is transferred on the date of the next Plan. At the end of the Performance Period for each such Plan in which the Participant was participating at the date of such cross-transfer, the Participant shall receive an Actual Incentive Award based on the Target Bonus Opportunity, Performance Goals and Actual Performance Results for each such Plan. For each such Plan in which the Participant becomes an active Participant as the result of the cross-transfer, at the end of the Performance Period for each such Plan, the Participant shall receive an Actual Incentive Award based on the Target Bonus Opportunity, Performance Goals and Actual Performance Results for each such Plan.

12.4 In the event a Participant is promoted to a new Salary Grade, the Participant's participation in each Plan in which participating shall continue on the effective date of such promotion and the Participant shall become an active Participant at the new Salary Grade in the Plan for the Division or the location within the Corporation to which the Participant is promoted on the date of the next Plan. At the end of the Performance Period for each such Plan in which the Participant was participating at the date of such promotion, the Participant shall receive an Actual Incentive Award based on the Target Bonus Opportunity, Performance Goals and Actual Performance Results for each such plan. For each such Plan in which the Participant becomes an active participant as the result of the promotion, at the end of the Performance Period for each such Plan, the Participant shall receive an Actual Incentive Award based on the Target Bonus Opportunity, Performance Goals and Actual Performance Results for each such Plan.

12.5 In the event of a demotion to a lower Salary Grade the Participant will continue participating in each such Plan as of the date of such demotion and shall become an active Participant on the date of the next Plan in effect at the new Salary Grade for the Division or location within the Corporation as a result of such demotion. The Participant shall receive the Actual Incentive Award for each of the Plans in which the Participant was participating prior and subsequent to the demotion in Salary Grade determined in the same manner as for promotions described in the immediately preceding paragraph.

SECTION 13 - DEFERRAL OF ACTUAL INCENTIVE AWARDS
------------------------------------------------

At the Committee's discretion and not as an obligation, the Committee may provide that a Participant may irrevocably elect to defer the payment of the Actual Incentive Award for the Plan for which the election to defer was made. Such deferral will be for such period of time as the Committee may determine.

Such election must be in writing and delivered to the Committee prior to January 1 of the year for which each such Plan begins. Deferred amounts will be subject to such terms and conditions and shall accrue such earnings thereon as the Committee may determine. Payment of deferred amounts may be in cash, common stock or a combination thereof, as the Committee may determine. Deferred amounts shall be considered an award under the Plan. The Committee may establish a trust to hold deferred amounts or any portion thereof for the benefit of Participants. All such amounts deferred by Participants shall be subject to the general claims of creditors of this Corporation and such amounts when paid pursuant to the terms of this Plan shall be from the general assets of the Corporation. Neither the Participant nor the Participant's designated beneficiary shall have any specified claim on any assets of this Corporation.

SECTION 14 - CHANGE IN CONTROL
------------------------------

In the event of a Change of Control of the Company as hereinafter defined below in this Section 14, not withstanding any other provision of this Plan to the contrary the greater of either of (i) the Target Incentive Award, or
(ii) the Actual Incentive Award earned for each Plan in which a Participant participates, shall become irrevocably due and payable to Participants in cash as of the date of such Change of Control. Payment shall be made to Participants not later than thirty days after the date of such change in control otherwise made pursuant to the terms of a Change of Control Agreement between the Company and the Participant. In the event there is a conflict between this Plan and the terms and conditions of a Participant's Change in Control Agreement with the Corporation, as the case may be, the terms and conditions of the Change of Control Agreement shall govern to the extent there is a conflict with the terms of the Plan.

For the purposes of this agreement, a "Change of Control" shall mean:

     (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 15% or more of either (i) the then outstanding shares of Common Stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"): provided, however, that the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege), (ii) any acquisition by the Company,
(iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the
Company  or  (iv)  any   acquisition   by  a  corporation   pursuant
to a reorganization, merger or consolidation, if, following such reorganization, merger or consolidation, the conditions described in clauses (i), (ii) and (iii) of subsection (c) of this Section 14 are satisfied; or

     (b) Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board)) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-1 1 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board; or

     (c) Approval by the stockholders of the Company of a reorganization, merge, consolidation in each case, unless, following such reorganization, merger or consolidation, (i) more than 60% of, respectively, the then outstanding shares of Common Stock of the corporation resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, or the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (ii) no person (excluding the Company, any employee benefit plan (or related trust) of the Company or such corporation resulting from such reorganization, merger or consolidation and any person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 15% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 15% or more of, respectively, the then outstanding shares of Common Stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then outstanding voting securities of such corporation, entitled to vote generally in the election of directors and (iii) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or

     (d) Approval by the stockholders of the Company of (i) a complete liquidation or dissolution of the Company or (ii) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation, with respect to which following such sale or other disposition, (A) more than 60% of, respectively, the then outstanding shares of Common Stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no person (excluding the Company and any employee benefit plan (related trust) of the Company or such corporation and any person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 15% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 15% or more of, respectively, the then outstanding shares of

Common Stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (C) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company.

SECTION 15 - ADMINISTRATION AND MODIFICATION OF THE PLAN
--------------------------------------------------------

15.1 The Plan shall be administered by the Committee. The Committee shall have plenary authority, subject to the express provisions hereof, to resolve any questions arising under the Plan; to correct any defect or supply an omission or reconcile any inconsistency in any of the Plans; to establish, amend and rescind any rules and regulations relating to any of the Plans and to make all other determinations necessary or advisable for the administration and continued successful operation of the Plan. The Committee will have discretion at any time, or from time to time, to accelerate the time at which and the extent to which any Actual Incentive Award under any Plan may be payable to Participants. Any decision of the Committee in the administration of the Plan, as described herein, shall be final and conclusive, except as provided in Section 16 hereof. The Committee shall act only by a majority of its members then in office and its actions shall be recorded in the minutes of the Committee meetings which shall be conclusive of all such actions taken. The Committee may, to the extent that any such action will not prevent the Plan from complying with Rule 16-b, delegate any of its authority, hereunder to such persons as it deems appropriate.

          The Committee shall have the right but not an obligation to modify any Plans in which a Participant is participating and to adjust Performance Goals or the Target Bonus Opportunity to reflect non-recurring financial changes, including but not limited to earnings per share or changes in business structure or organization including by way of illustration and not as a limitation changes in accounting methods or requirements; accounting adjustments not in the usual and ordinary course of business resulting in an non-recurring charges or additions in income, assets, liabilities or stockholders equity; tax rates; and Corporate reorganizations including: recapitalization, mergers, acquisitions, divestitures and spin-offs.

          Unless otherwise amended by resolution of the Committee, the Chairman shall have the power to act on behalf of the Committee with respect to individuals Salary Grade 3 and below under this Plan to (i) select Participants and designate such Participants as Group A or Group B Participants, (ii) set the Salary Grade and Base Annual Salary for each such Participant, and (iii) set the Target Bonus Opportunities for such Participants.


SECTION 16 - AMENDMENT OR TERMINATION OF PLAN AND DURATION OF
-------------------------------------------------------------
PLAN
----


16.1 Subject to the provisions of subsection 16.2 below, the Compensation Committee shall have the right at any time, from time to time, without notice to Participants to suspend, discontinue or amend this Plan in any respect whatsoever, except
          (i) administration of the Plan cannot be removed from the Compensation Committee and (ii) no person shall be eligible for membership who shall not qualify as a disinterested director of the Corporation as required by Rule 16b-3(C)(1) under Section 16 of the Securities Exchange Act of 1934.

16.2 Upon termination or discontinuance of the Plan, each Participant's rights will be determined as of the date of termination by pro-rating all Performance Periods for each Plan in which the Participant participates on the date of termination for such Plans, such Participants shall receive a pro-rata amount of the Actual Incentive Award for the Performance Period for each such Plan completed as of the date of the termination. Payment of such amount shall be in the manner provided in the Plan.

16.3 The Plan shall continue in effect until the date of occurrence of the earliest event (i) termination of the Plan by the Compensation Committee or (ii) termination of the Corporation's 1996 Stock Awards Plan as amended with respect to the payment of awards in Common Stock.


SECTION 17 - PLAN NOT A CONTRACT OF EMPLOYMENT
----------------------------------------------

Neither this Plan, nor participation in it, shall be construed in any manner as a contract of employment either expressed or implied. Nothing in the Plan shall interfere with or limit in any way the right of the Corporation to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Corporation for any period of time or to continue a Participant's present or any other rate of compensation. No employee shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant.


SECTION 18 - NON-ASSIGNABILITY OF RIGHTS
----------------------------------------

No Participant's interest in any Plan in which such Participant participates may be sold, assigned, transferred, hypothecated, pledged, or otherwise disposed of by a Participant prior to the actual receipt of such payment except by Will, the laws of decent and distribution or a qualified domestic relations order as defined by the Employee Retirement Income
Security Act of 1974. Participants may name, from time to time, beneficiaries (who may be named contingently or successively) to whom benefits under any Plan in which a Participant participates are to be paid in the event of their death before they receive any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Committee during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

Except as otherwise permitted by action taken by the Committee, the rights of any Participant under any Plan in which the Participant participates will immediately terminate if such Participant: (i) attempts to, or does sell or assign, transfer, hypothecate, pledge or otherwise dispose of any right hereunder prior to the right receive payment except as permitted above or (ii) becomes insolvent or bankrupt, or becomes involved in any matter which in the opinion of the Committee might result in a Participant's rights under this Plan or Plans being taken to satisfy the Participant's debts or liabilities.

IN WITNESS WHEREOF, the Board of Directors has caused this Plan to be signed by its duly appointed officers and its corporate seal to be hereunto affixed as of this 16th day of June 1997.


     /s/ James R. Wilson
By:______________________________
  Chairman of the Board, President
    and Chief Executive Officer
                                                                 -Seal-

ATTESTED:
     /s/ Edwin M. North
By:______________________________
         Secretary

                                                                 EXHIBIT A
(Logo)

                              _______________
                                 Plan Year

              KEY EXECUTIVE LONG-TERM INCENTIVE PLAN EXHIBIT A
                  (Covering Fiscal years ____, ____,____)


CORPORATE - Performance Objectives for:

Name_____________________ Title________________________Unit__________________


TARGET INCENTIVE AWARD

Base Salary @ Beginning of performance Period:_________________
Target Award percentage ____________%     Target Incentive Award:_____________
Adjusted Target Incentive Award:______________________________

INCENTIVE OPPORTUNITY

At Threshold (25% of Adjusted Target Incentive Award)_____(Cash) ____*(Stock) At Target (100% of Adjusted Target Incentive Award)_____(Cash) ____*(Stock) At Maximum (200% of Adjusted Target Incentive Award)_____(Cash) ____*(Stock)

                                                         _____________________
                                                          *TKC Stock @ $______

EPS GROWTH
Base Year:          GOAL BY YEAR (000's)          ACTUALS BY YEAR (000's)
FY_______

$___ (EPS)          1st  2nd  3rd  TOTAL          1st  2nd  3rd  TOTAL

Threshold           ___  ___  ___  ____           ___  ___  ___  _____
Target              ____ ____ ____ ____
Maximum             ____ ____ ____ ____

RETURN ON TOTAL CAPITAL (ROTC)

Base Year:          GOAL BY YEAR (000's)          ACTUALS BY YEAR (000's)
FY_______

________%ROTC       1st  2nd  3rd  TOTAL          1st  2nd  3rd  TOTAL

Threshold           ____ ____ ____ _____          ____ ____ ____ _____
Target              ____ ____ ____ ____
Maximum             ____ ____ ____ ____

                                                                  EXHIBIT B
(Logo)

                              _______________
                                 Plan Year

              KEY EXECUTIVE LONG-TERM INCENTIVE PLAN EXHIBIT A
                  (Covering Fiscal years ____, ____,____)


OPERATING UNIT - Performance Objectives for:

Name_____________________ Title________________________Unit__________________


TARGET INCENTIVE AWARD

Base Salary @ Beginning of performance Period:_________________
Target Award percentage ____________%     Target Incentive Award:_____________
Adjusted Target Incentive Award:______________________________

INCENTIVE OPPORTUNITY

At Threshold (25% of Adjusted Target Incentive Award)_____(Cash) ____*(Stock) At Target (100% of Adjusted Target Incentive Award)_____(Cash) ____*(Stock) At Maximum (200% of Adjusted Target Incentive Award)_____(Cash) ____*(Stock)

                                                         _____________________
                                                          *TKC Stock @ $______

PROFIT GROWTH
Base Year:          GOAL BY YEAR (000's)          ACTUALS BY YEAR (000's)
FY_______

$___ (EPS)          1st  2nd  3rd  TOTAL          1st  2nd  3rd  TOTAL

Threshold           ___  ___  ___  ____           ___  ___  ___  _____
Target              ____ ____ ____ ____
Maximum             ____ ____ ____ ____

RETURN ON TOTAL INVESTMENT (ROTI)

Base Year:          GOAL BY YEAR (000's)          ACTUALS BY YEAR (000's)
FY_______

________%ROTC       1st  2nd  3rd  TOTAL          1st  2nd  3rd  TOTAL

Threshold           ____ ____ ____ _____          ____ ____ ____ _____
Target              ____ ____ ____ ____
Maximum             ____ ____ ____ ____

                                                                  EXHIBIT C


                         LINEAR INTERPOLATION CHART

The Committee or its designee shall prepare for each Plan the linear interpolation charts for each table set forth in the Plan. Such linear interpolation charts for each Plan shall be filed with the Plan and become an integral part hereof.